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                                                                    EXHIBIT 10.7

                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "Agreement") is dated as of May 10, 1996, by and among D.P.E.C., Inc., an Ohio corporation (the "Company"), Fran Papalios and Carol Clark.

                              TERMS AND CONDITIONS

         In consideration of the mutual covenants and agreements contained in this Agreement, and intending to be legally bound, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. As used in this Agreement, the following terms have the meanings indicated below or in the referenced sections of this
Agreement:

         "Carol's Family": Carol Clark and her Family.

         "Common Shares": The common shares, without par value, of the Company.

         "Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         "Exempt Registration": A registration by the Company of the offer of its securities pursuant to Form S-8 (or successor form), Form S-4 (or successor form) or any other form of registration under the Securities Act that does not permit the registration of Registrable Securities.

         "Family": With respect to Carol Clark or Fran Papalios, as the case may be, (a) her husband on the date of this Agreement and any person who subsequently becomes her husband, (b) her lineal descendants, parents and siblings and (c) one or more trusts, the sole beneficiaries or owners of which are members of her Family.

         "Fran's Family":  Fran Papalios and her Family.

         "Investor": Fran Papalios, Carol Clark, members of Fran's Family and Carol's Family (to the extent such Family members have agreed in writing to be bound by the terms of this Agreement) and any other Person who from time to time may be designated as such by the Company, in its sole discretion, and who has agreed in writing to be bound by the terms of this Agreement.

         "Person": An individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a government entity or any department, agency, or political subdivision thereof.

         "Piggyback Registration":  As defined in SECTION 2(a) hereof.


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         "Registrable Securities": The Common Shares and other securities of the
Company convertible into or exchangeable or exercisable for Common Shares owned by an Investor; PROVIDED, HOWEVER, that a Registrable Security ceases to be a Registrable Security when it is sold or transferred to a Person other than an Investor.

         "Registration Expenses": All registration filing fees and other expenses incurred by the Company in complying with federal, state and other securities laws (including fees and expenses of counsel for the underwriters in connection with state or other securities law qualifications and registrations), printing expenses and delivery expenses; fees and expenses of counsel for the Company; fees and expenses of all independent certified public accountants for the Company (including the expenses of any audit or "comfort" letters required by or incident to performance of the obligations contemplated by this Agreement); fees and expenses of any special experts retained by the Company at the request of the managing underwriters in connection with the registration; and fees and expenses of other Persons retained by the Company in connection with the registration.

         "SEC":  The United States Securities and Exchange Commission.

         "Securities Act": The Securities Act of 1933, as amended, and the rules and regulations thereunder.

         "Termination Date": The later of (i) April 1, 2001 or (ii) the date of payment in full of the promissory note of even date herewith in the principal amount of $250,000 given by the Company to Fran Papalios and the consideration payable to Fran Papalios for the first 30 months of the Restricted Period under the Noncompetition Agreement of even date herewith between the Company and Fran Papalios.

         "Underwritten registration" or "underwritten offering": A registration in which securities of the Company are sold pursuant to a firm commitment underwriting.

         SECTION 2.  PIGGYBACK REGISTRATIONS.

         (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register the offer of any of its securities under the Securities Act except pursuant to an Exempt Registration (a "Piggyback Registration"), it will so notify in writing all holders of Registrable Securities not later than 30 days prior to the anticipated filing date. Subject to the provisions of SECTIONS 2(c) and 2(d) hereof, the Company will include in the Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion within 15 business days after the applicable holder's receipt of the Company's notice. Such Registrable Securities may be made subject to an underwriters' over-allotment option, if so requested by the managing underwriter. The holders of Registrable Securities may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time until 30 days prior to the effective date of the Piggyback Registration.


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         (b) REGISTRATION AND OTHER EXPENSES. The Company shall pay all
Registration Expenses of a Piggyback Registration to the extent that it is not prohibited from doing so by applicable state securities laws. If the Company is prohibited by applicable state securities laws from paying any portion of the Registration Expenses, such portion will be borne by all sellers of securities in the registration (excluding the Company) in proportion to the number of securities each sells in the registration. All other expenses incurred by a seller in connection with a registration or allocable to a seller's securities so included in a registration (including, without limitation, underwriting discounts and commissions and fees and expenses of any legal counsel for the seller) shall be borne by the seller.

         (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration initiated by the Company and if the managing underwriter gives the Company its written opinion that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold, the Company will include the securities in the registration in the following order of priority: first, all securities the Company proposes to sell; second, up to the full number or dollar amount of Registrable Securities and other securities requested to be included in the registration by the holders of Registrable Securities and by the holders of the Company's securities who hereafter obtain registration rights from the Company in connection with the issuance of such securities by the Company (allocated pro rata among the holders of all such securities on the basis of the dollar amount or number of such securities owned by such holders, with the understanding that in the case of Registrable Securities owned by Carol's Family or Fran's Family the ownership of the entire Family shall be considered in determining the pro rata amount and each member of either such Family selling securities shall be entitled to a pro rata share of the amount allocated to the Family based upon the actual amount owned by the Family member); and third, any other securities (provided they are of the same class as the securities sold by the Company) requested to be included, allocated among the holders of the securities in such proportions as the Company and those holders may agree. In the event that the managing underwriter advises the Company that an underwriters' over-allotment option is necessary or advisable, the preceding priority shall apply to the determination of which securities are to be included in the primary portion of such registration and, if necessary, the overallotment portion of such registration.

         (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration initiated by holders of the Company's securities who hereafter obtain demand registration rights from the Company in connection with the issuance of such securities by the Company and if the managing underwriter gives the Company its written opinion that the dollar amount or number of securities requested to be included in the registration exceeds the dollar amount or number of securities that can be sold, the Company will include the securities in the registration in the following order of priority: first, to the extent of the number or dollar amount of securities that in the underwriter's opinion can be sold, the securities requested to be included in the registration by the holders of securities who possess such demand registration rights, allocated among the holders of those securities in such proportions as the Company and those holders may agree; second, up to the full number of or dollar amount of securities the Company proposes to sell;


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and third, to the extent of the balance, the Registrable Securities and other securities requested to be included in the registration by the holders of Registrable Securities and by the holders of the Company's securities who hereafter obtain registration rights from the Company in connection with the issuance of such securities by the Company (allocated pro rata among the holders of all such securities on the basis of the dollar amount or number of such securities owned by such holders, with the understanding that in the case of Registrable Securities owned by Carol's Family or Fran's Family the ownership of the entire Family shall be considered in determining the pro rata amount and each member of either such Family selling securities shall be entitled to a pro rata share of the amount allocated to the Family based upon the actual amount owned by the Family member). If, after including all such securities, the underwriters determine that there are additional securities that can be sold, then such additional securities may be added to the registration. In the event that the managing underwriter advises the Company that an underwriters' over-allotment option is necessary or advisable, the preceding priority shall apply to the determination of which securities are to be included in the primary portion of such registration and, if necessary, the overallotment portion of such registration.

         (e) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten primary registration initiated by the Company, the Company will select the investment banker(s) and manager(s) that will administer the offering, and will enter into customary underwriting arrangements with the investment banker(s) and managing underwriter(s). No Person may participate in any underwritten registration without (a) agreeing to sell securities on the basis provided in the underwriting arrangements approved by the Company , and
(b) completing and executing all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required by the underwriting arrangements.

         (f) OTHER REGISTRATION RIGHTS. The Company shall not offer or grant to any Investor any demand, piggyback or other registration rights with respect to Registrable Securities in addition to those provided for herein except as and to the extent such registration rights are also offered or granted to all other Investors.

         SECTION 3.  HOLDBACK AGREEMENTS.

         (a) RESTRICTIONS ON PUBLIC SALE BY HOLDERS OF REGISTRABLE SECURITIES. Each holder of Registrable Securities whose securities are included in a registration statement agrees not to make any public sale or distribution of equity securities of the Company (except as part of the underwritten registration or pursuant to registration on Form S-8 or any successor form), including a sale pursuant to Rule 144, during the seven days prior to and the 180 days after the effective date of any underwritten Piggyback Registration unless the managing underwriter agrees otherwise.

         (b) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY AND OTHERS. The Company agrees not to make any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, including a sale under Regulation D under the Securities Act or under any other exemption of the Securities Act (except as part of the underwritten registration or pursuant to an Exempt Registration), during the seven days prior to and


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the 180 days after the effective date of any underwritten Piggyback Registration unless the managing underwriters agree otherwise. The Company also agrees to use reasonable efforts to cause each holder of at least 5% (on a fully-diluted basis) of its equity securities (other than Registrable Securities) or any securities convertible into or exchangeable or exercisable for its equity securities (other than Registrable Securities), purchased from the Company at any time on or after the date of this Agreement (other than in a registered public offering), and shall cause each holder of its equity securities (other than Registrable Securities) or any securities convertible into or exchangeable or exercisable for its equity securities (other than Registrable Securities) who is selling shares pursuant to the registration, to agree not to make any public sale or distribution of those securities, including a sale pursuant to Rule 144 (except as part of the underwritten registration, if permitted), during the seven days prior to and the 180 days after the effective date of the registration unless the managing underwriter agrees otherwise.

         SECTION 4.  REGISTRATION PROCEDURES.

         (a) Whenever the holders of Registrable Securities request the registration of any Registrable Securities pursuant to SECTION 2(a) hereof, the Company shall use its best efforts to register and to permit the sale of the Registrable Securities in accordance with the intended method of disposition. To carry out this obligation, the Company shall as expeditiously as possible:

                           (1) prepare and file with the SEC a registration
                  statement on the appropriate form and use its best efforts to cause the registration statement to become effective. At least three days before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel of the holders of a majority of the Registrable Securities being registered copies of all documents proposed to be filed for that counsel's review and approval, which approval shall not be unreasonably withheld or delayed;

                           (2) notify immediately each seller of Registrable
                  Securities of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

                           (3) prepare and file with the SEC such amendments and
                  supplements to the registration statement and the corresponding prospectus necessary to keep the registration statement effective for 90 days or such shorter period as may be required to sell all Registrable Securities covered by the registration statement; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement during each period in accordance with the sellers' intended methods of disposition as set forth in the registration statement;

                           (4) furnish to each seller of Registrable Securities
                  a sufficient number of copies of the registration statement, each amendment and supplement thereto (in


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                  each case including all exhibits), the corresponding
                  prospectus (including each preliminary prospectus), and such other documents as a seller may reasonably request to facilitate the disposition of the seller's Registrable Securities;

                           (5) use its best efforts to register or qualify the
                  Registrable Securities under such securities or blue sky laws or jurisdictions in the United States of America as any seller requests and will do any and all other reasonable acts and things that may be necessary or advisable to enable the seller to consummate the disposition of the seller's Registrable Securities in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified to file any general consent to service of process;

                           (6) notify each seller of Registrable Securities, at
                  any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and will prepare a supplement or amendment to the prospectus or any such document incorporated therein by reference so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                           (7) cause all registered Registrable Securities to be
                  listed on each securities exchange or securities association, if any, on which similar securities issued by the Company are then listed;

                           (8) provide an institutional transfer agent and
                  registrar and a CUSIP number for all Registrable Securities on or before the effective date of the registration statement;

                           (9) enter into such customary agreements (including
                  an underwriting agreement in customary form) and take all other actions in connection with those agreements as the underwriters, if any, reasonably request to expedite or facilitate the disposition of the Registrable Securities;

                           (10) make available for inspection by any seller of
                  Registrable Securities, any underwriter participating in any disposition pursuant to the registration statement, and any attorney, accountant, or other agent of any seller or underwriter, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers, directors, and employees to supply all information reasonably requested by any seller, underwriter, attorney, accountant, or agent in connection with the registration statement; provided that an appropriate


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                  confidentiality agreement is executed by any such seller,
                  underwriter, attorney, accountant or other agent;

                           (11) in connection with any underwritten offering,
                  obtain a "comfort" letter from the Company's independent public accountants in customary form and covering those matters customarily covered by "comfort" letters as the managing underwriter reasonably requests (and the letter shall be addressed to holders of the Registrable Securities, the Company and the underwriters);

                           (12) obtain an opinion of the counsel representing
                  the Company for the purposes of the registration, in the form and substance customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holders of Registrable Securities being registered; and

                           (13) use its best efforts to comply with all
                  applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement complying with the provisions of Section 11(a) of the Securities Act and covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement.

         (b) From time to time, the Company may require each seller of Registrable Securities subject to the registration to furnish to the Company information regarding the distribution of the Registrable Securities subject to the registration.

         (c) Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of any event of the kind described in SECTION 4(a)(6) hereof, the holder will discontinue disposition of Registrable Securities until the holder receives copies of the supplemented or amended prospectus contemplated by SECTION 4(a)(6) HEREOF. In addition, if the Company requests, the holder will deliver to the Company all copies, other than permanent file copies then in the holder's possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice.

         (d) Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to SECTION 2(a) hereof, those holders shall notify the Company, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event, which (i) is uniquely within any such holder's respective knowledge and
(ii) concerns matters relating to that holder of the Registrable Securities, as a result of which the prospectus included in the registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading.


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         SECTION 5.  INDEMNIFICATION.

         (a) INDEMNIFICATION BY COMPANY. In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, to the full extent permitted by law, the Company agrees to indemnify each holder of Registrable Securities (including any trustee)against all losses, claims, damages, liabilities and reasonable expenses (including reasonable attorneys' fees and expenses) caused by any untrue or allegedly untrue statement of material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent the untrue statement or omission resulted from information that the holder furnished in writing to the Company expressly for use therein or the holder's failure to provide the notice required under SECTION 4(d) hereof or by the holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to any purchaser after the Company has furnished the holder with a sufficient number of copies of the relevant documents. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Company will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the extent customary in such agreements.

         (b) INDEMNIFICATION BY HOLDERS OF SECURITIES. In connection with any registration statement, each participating holder of Registrable Securities will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus and each holder agrees to indemnify, to the full extent permitted by law, the Company, its directors and officers, and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act), against any losses, claims, damages, liabilities, and reasonable expenses (including reasonable attorneys' fees and expenses) resulting from any untrue or allegedly untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission is contained in or omitted from any information or affidavit the holder furnished in writing, or resulting from the holder's failure to provide the notice required under SECTION 4(d) hereof or to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to any purchaser after the Company has furnished the holder with a sufficient number of copies of the relevant documents.

         (c) INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification under this Agreement will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in the indemnified party's reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party does not assume the defense, the


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indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term the claimant's or plaintiff's release of the indemnified party from all liability concerning the claim or litigation. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim.

         (d) CONTRIBUTION. If the indemnification provided for in SECTION 5(a) or 5(b) hereof is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company and the participating holders of Registrable Securities in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the participating holders of Registrable Securities shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the participating holders of Registrable Securities and the parties' relative intent and knowledge.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this SECTION 5(d) hereof were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding anything herein to the contrary, no participating holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses, if any) received by such participating holder exceeds the amount of any damages that such participating holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         SECTION 6. RULE 144. If the Company files a registration statement pursuant to the requirements of the Securities Act or Section 12 of the Exchange Act which has been declared effective, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further action as any holder of Registrable Securities reasonably may request, all to the extent required from time to time, to enable the holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144 under the Securities Act or any successor rule. Upon the request of any holder of Registrable Securities, the Company will deliver to the holder a written statement as to whether it has complied with the requirements of Rule 144 or any successor rule.


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         SECTION 7.  MISCELLANEOUS.

         (a) AMENDMENT. This Agreement may be amended or modified only by a written agreement executed by the Company, by the holders of at least a majority of the Registrable Securities then held by members of Carol's Family and by the holders of at least a majority of the Registrable Securities then held by members of Fran's Family.

         (b) BENEFIT OF PARTIES; ASSIGNMENT. All of the terms and provisions of this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns, including without limitation all subsequent holders of securities who become entitled to the benefits of this Agreement and who agree in writing to become bound by the terms of this Agreement; PROVIDED, HOWEVER, this Agreement may not be assigned or transferred (by operation of law or otherwise) to any Person and no successor or assign will be entitled to the benefits hereof other than an Investor.

         (c) CAPTIONS. The captions of the sections and subsections of this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Agreement.

         (d) COOPERATION. The parties agree that after execution of this Agreement they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other action as any other party may reasonably require to carry out effectively the intent of this Agreement.

         (e) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         (f) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the subject matter of this Agreement. There are no promises, covenants or undertakings other than those expressly set forth or provided for in this Agreement.

         (g) GOVERNING LAW AND CHOICE OF FORUM. The internal laws of the State of Ohio shall govern the interpretation, construction, and enforcement of this Agreement and all transactions and agreements contemplated hereby, notwithstanding any state's choice of law rules to the contrary. Any litigation related to this Agreement may be maintained only in the federal district court for the Southern District of Ohio, Columbus Division (or any successor jurisdiction) or in an Ohio state court in Franklin County, and each party hereby irrevocably consents and submits to the jurisdiction of that federal or state court and irrevocably waives any objection the party may have based upon improper venue, FORUM NON CONVENIENS or other similar doctrines or rules.

         (h) NOTICES. All notices, requests, demands, or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and delivery shall be deemed sufficient in all respects and to have been duly given on the date of service if delivered personally to the party to whom notice is to be given, or on the third day after mailing if mailed by first class mail - return receipt requested, postage prepaid, and properly addressed to the addresses set forth in the shareholder records of the Company or to such other address(es) as the respective parties hereto shall from time to time designate to the other(s) in writing.

         (i) SPECIFIC PERFORMANCE. Each of the parties agrees that damages for a breach of or default under this Agreement would be inadequate and that in addition to all other remedies available at law or in equity the parties and their successors and assigns shall be entitled to specific performance or injunctive relief, or both, in the event of a breach or a threatened breach of this Agreement.

         (j) VALIDITY OF PROVISIONS. Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated, it being the intent of the parties that they would have executed the remaining portion of this Agreement without including any part or portion that may for any reason be declared invalid.

         (k) TERMINATION. This Agreement shall terminate on the Termination
Date.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.


                                 D.P.E.C., INC.


                                 By   /S/ CAROL CLARK, PRES.
                                      ----------------------------------
                                      Carol Clark, its President


                                      /S/ FRAN PAPALIOS
                                      ----------------------------------
                                      Fran Papalios


                                      /S/ CAROL CLARK
                                      ----------------------------------
                                      Carol Clark


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

                   SUPPLEMENT TO REGISTRATION RIGHTS AGREEMENT

                  This Supplement to Registration Rights Agreement (this "Supplement") is dated as of July 31, 1996, by and between DPEC, Inc., an Ohio corporation (the "Company"), and Gary Qualmann ("Qualmann").

                  WHEREAS, the Company, Carol Clark and Fran Papalios are parties to a Registration Rights Agreement dated May 10, 1996 (the "Agreement");

                  WHEREAS, under the Agreement, the Company has the right, in its sole discretion, to designate as an "Investor" a Person who has agreed to be bound by the terms of the Agreement;

                  WHEREAS, the Company desires to designate Qualmann as an Investor (as such term is defined in the Agreement), and Qualmann desires to be designated as an Investor;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. The Company hereby designates Qualmann as an Investor under the Agreement.

                  2. Qualmann, as an Investor, agrees to be bound by the terms of the Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be signed as of the date first above written.

                                   DPEC, Inc.



                                  By: /S/ CAROL CLARK, PRES.
                                  ----------------------------------
                                       Carol Clark, President


                                  /S/ GARY W. QUALMANN
                                  ----------------------------------
                                  Gary Qualmann


                                      -12-